September 22, 2005

Newton Properties, Inc.
Trust Company Complex
Ajeltake Road
Ajeltake Island
Majuro, Marshall Islands MH96960

Ignis Petroleum Corporation
100 Crescent Court, 7th Floor
Dallas, Texas 75201

Re:	Loan Agreement, dated April 22, 2005 (the “Loan Agreement”), by and between Ignis Petroleum Corporation (the “Borrower”) and Newton Properties, Inc. (“Lender”)

Ladies and Gentlemen:

Pursuant to the above referenced Loan Agreement, Borrower issued a Convertible Promissory Note, dated April 22, 2005 (the “Note”) to Lender in the original principal amount of $375,000, which was convertible at a conversion price of $0.50 per share into 750,000 shares of common stock, par value $0.01 per share, of Borrower. Ignis Petroleum Group, Inc., f/k/a Sheer Ventures, Inc. (the “Company”), and its sole director were aware of the Note when the Company entered into the Stock Exchange Agreement, dated May 11, 2005 (the “Stock Exchange Agreement”), by and among the Company, Doug Berry, Philipp Buschmann, Fraser Tod, Gareth David Ball, Stephen Macrow, Luke Duncan Robinson, Thomas Thompson and Borrower, pursuant to which all 1,600,000 outstanding shares of common stock of the Borrower were exchanged for 1,600,000 shares of common stock, par value $0.001 per share, of the Company. Upon the consummation of the transaction contemplated by the Stock Exchange Agreement (the “Exchange”), Borrower became a wholly-owned subsidiary of the Company. Since the Exchange, the Company has declared and paid a stock dividend whereby shareholders of the Company were issued five (5) additional shares of the Company’s common stock for each one (1) share of common stock outstanding (the “Stock Split”). Each of the parties hereto agrees that the conversion price of the Note should not be adjusted based upon the Stock Split and that the principal and accrued but unpaid interest on the Note should now be convertible into 775,000 shares of common stock of the Company at the rate of fifty cents ($0.50) per share.

The purpose of this letter is to confirm Lender’s conversion and Borrower’s and the Company’s acceptance for conversion of the entire $375,000 unpaid principal balance of the Note plus accrued but unpaid interest thereon of $12,500 into 775,000 shares of common stock of the Company (the “Shares”) effective on the date hereof. As a result of such conversion, the Note and the Loan Agreement are hereby terminated, and neither Borrower nor Lender shall hereafter have any further rights or obligations under the Note or the Loan Agreement.

Newton Properties, Inc.
Ignis Petroleum Corporation
September 22, 2005

Lender understands that the Shares have not been registered with the Securities and Exchange Commission or any state securities board and, as such, the shares will be deemed restricted securities, as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), and the regulations promulgated thereunder. In connection with the issuance of the Shares, Lender hereby makes the following representations and warranties to Lender:

1.               Lender is an “accredited investor” as such term is defined in the Securities Act.

2.               Lender is purchasing the Shares for its own account, for investment purposes only and not with view to any public resale or other distribution thereof. Lender and its representatives have received, or have had access to, and have had sufficient opportunity to review, all books, records, financial information and other information which Lender considers necessary or advisable to enable it to make a decision concerning its conversion of the Note into the Shares, and Lender possesses such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment hereunder.

3.               Lender understands that any sale by Lender of any of the Shares will, under current law, require either: (a) the registration of the Shares under the Securities Act and applicable state securities acts; (b) compliance with Rule 144 of the Securities Act; or (c) the availability of an exemption from the registration requirements of the Securities Act. Lender understands that the Company has not undertaken and does not presently intend to file a registration statement to register the Shares. Lender hereby agrees to execute, deliver, furnish or otherwise provide to the Company an opinion of counsel reasonably acceptable to the Company prior to any subsequent transfer of the Shares, that such transfer will not violate the registration requirements of the federal or state securities acts. Lender further agrees to execute, deliver, furnish or otherwise provide to the Company any documents or instruments as may be reasonably necessary or desirable in order to evidence and record the Shares acquired hereby.

4.               To assist in implementing the above provisions, Lender hereby consents to the placement of the legend, or a substantially similar legend, set forth below, on all certificates representing ownership of the Shares acquired hereby until the Shares have been sold, transferred, or otherwise disposed of, pursuant to the requirements hereof. The legend shall read substantially as follows:

Newton Properties, Inc.
Ignis Petroleum Corporation
September 22, 2005

"THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL THEY ARE REGISTERED UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

Please indicate your acceptance of the terms of this letter agreement by (i) signing a counterpart of this letter agreement in the space provided therefore below, and (ii) marking the original Note “PAID” and returning it to the Company. Upon receipt of a fully-executed counterpart of this letter agreement and the original Note, the Company will issue a certificate to Lender representing 775,000 shares of common stock of the Company.

[Signature page follows.]

Newton Properties, Inc.
Ignis Petroleum Corporation
September 22, 2005

Sincerely,

THE COMPANY:

IGNIS PETROLEUM GROUP, INC.

By: /s/ Philipp Buschmann
Name: Philipp Buschmann
Title: COO

Agreed and Consented to:

LENDER:

NEWTON PROPERTIES, INC.

By: /s/ David Craven
Name: David Craven
Title: CEO
Date: 22 September 2005

BORROWER:

IGNIS PETROLEUM CORPORATION

By: /s/ Philipp Buschmann
Name: Philipp Buschmann
Title: COO
Date: 9/23/05